                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549





                             FORM 8-K
                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event) March 16, 1999





             ASSOCIATES CORPORATION OF NORTH AMERICA
      (Exact name of registrant as specified in its charter)




          DELAWARE                                       74-1494554
(State or other jurisdiction                          (I.R.S. Employer
     of incorporation)                             Identification Number)

                              1-6154
                     (Commission File Number)





250 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000
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  Item 5.  Other Events.

  On March 16, 1999, Associates Corporation of North America (the "Company") publicly released a 1998 annual supplement containing financial information and key data as of and for the years ended December 31, 1994 through December 31, 1998. A copy of the schedule is attached as an Exhibit hereto and incorporated by reference herein. This information should be read in conjunction with the Company's financial statements for the relevant periods.

  Item 7.  Financial Statements and Exhibit

  ( c )    Exhibit

      20   1998 Annual Supplement of Associates Corporation of North
          America.



                     SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ASSOCIATES CORPORATION OF NORTH AMERICA





                                    By:/s/ John F. Stillo
                                       Senior Vice President and Comptroller



  Date: March 16, 1999